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                                                                    EXHIBIT 99.1
                                 [STELLENT LOGO]

                                 STELLENT, INC.
                           7777 GOLDEN TRIANGLE DRIVE
                          EDEN PRAIRIE, MINNESOTA 55344

                         Special Meeting of Shareholders
                             ___________, ___, 2004
                                    _:00 A.M.

                                      ____
                                      ____
                                 ___, Minnesota



[STELLENT LOGO]            STELLENT, INC.
                           7777 GOLDEN TRIANGLE DRIVE
                           EDEN PRAIRIE, MINNESOTA  55344
                                                                           PROXY
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THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE SPECIAL MEETING
OF SHAREHOLDERS TO BE HELD _____, 2004.

The shares of stock you hold will be voted as you specify on this proxy.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" PROPOSAL 1.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS.

By signing the proxy, you revoke all prior proxies and appoint each of Robert F. Olson and Gregg A. Waldon as proxies, with full power of substitution and revocation, to vote all shares of Stellent common stock that you are entitled to vote at the special meeting of Stellent's shareholders to be held _______, 2004 and at any adjournments or postponements of that meeting.



                      See reverse for voting instructions.


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                                                       -------------------------
                                                          Company #
                                                       -------------------------

THERE ARE THREE WAYS TO VOTE YOUR PROXY:


YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE - TOLL FREE - 1-800-560-1965 - QUICK *** EASY *** IMMEDIATE

         o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on ______________,
                  2004.

         o Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET - HTTP:///WWW.EPROXY.COM/STEL - QUICK *** EASY *** IMMEDIATE

         o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on ______________, 2004.

         o Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Stellent, Inc., c/o Wells Fargo Shareowner Services(TM), P.O. Box 64873, St. Paul, MN 55164-0873.

      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD


                             - Please detach here -

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

1. Approval of the issuance of shares of Stellent common stock in the merger of Optika Inc. into STEL Sub, Inc., as described in the accompanying joint proxy statement/prospectus.

                     FOR [ ]       AGAINST [ ]      ABSTAIN [ ]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE PROPOSAL.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS.

NOTE: Please sign this proxy exactly as the name(s) appears hereon. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. Proxies executed in the name of a corporation should be signed on behalf of the corporation by a duly authorized officer. Where shares are owned in the name of two or more persons, all such persons should sign this proxy.

Dated: ___________, 2004


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Signature of Shareholder                    Signature of Shareholder
Address Change?   Mark Box  [ ]  Indicate changes below: